Financial Instruments (Tables)	9 Months Ended
Sep. 30, 2020
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Other Non-Financial Assets	The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Company’s financial instruments that are not accounted for at fair value on a recurring basis.

		September 30, 2020		December 31, 2019
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring
Cash, cash equivalents and restricted cash (note 19)	Level 1	442,547	442,547	454,867	454,867
Derivative instruments (note 16)
Interest rate swap agreements – assets (1)	Level 2	—	—	3,099	3,099
Interest rate swap agreements – liabilities (1)	Level 2	(79,747)	(79,747)	(52,453)	(52,453)
Cross currency interest swap agreements – liabilities (1)	Level 2	(44,773)	(44,773)	(42,104)	(42,104)
Foreign currency contracts	Level 2	—	—	(202)	(202)
Forward freight agreements	Level 2	(483)	(483)	(86)	(86)
Non-recurring
Vessels and equipment (note 7) (3)	Level 2	46,750	46,750	—	—
Vessels related to finance leases (note 7) (3)	Level 2	34,000	34,000	—	—
Vessels held for sale (note 7)	Level 2	—	—	37,240	37,240
Operating lease right-of-use assets (note 7) (4)	Level 3	31,469	31,469	—	—
Operating lease right-of-use assets (note 7)	Level 2	6,148	6,148	—	—
Other (2)
Short-term debt (note 9)	Level 2	(20,000)	(19,994)	(50,000)	(50,000)
Long-term debt – public (note 10)	Level 1	(564,645)	(577,776)	(619,794)	(655,977)
Long-term debt – non-public (note 10)	Level 2	(1,490,227)	(1,484,221)	(2,207,358)	(2,180,440)
Obligations related to finance leases, including current portion (note 6)	Level 2	(1,754,557)	(1,936,576)	(1,825,692)	(1,877,558)

(1)The fair value of the Company's interest rate swap and cross currency swap agreements at September 30, 2020 includes $4.6 million (December 31, 2019 – $3.4 million) accrued interest expense which is recorded in accrued liabilities on the unaudited consolidated balance sheet.

(2)In these unaudited interim consolidated financial statements, the Company’s loans to and investments in equity-accounted investments form the aggregate carrying value of the Company’s interests in entities accounted for by the equity method. The fair value of the individual components of such aggregate interests is not determinable.

(3)In September 2020, the carrying values of five of Teekay Tankers' Aframax tankers were written down to their estimated fair values, using appraised values, primarily due to the lower near-term tanker market outlook, a reduction of charter rates and a decline in vessel values as a result of the current economic environment, which has been impacted by the COVID-19 global pandemic. Three of these vessels were classified as vessels and equipment and two were classified as vessels related to finance leases on the Company's unaudited consolidated balance sheet as at September 30, 2020.
(4)Includes an operating lease right-of-use asset relating to one FSO unit which was written down to its estimated fair value, using a discounted cash flow approach. The discounted cash flow approach was based on the expected novation of the existing customer contract in 2021. Cash flow projections have been discounted at an estimated market participant rate of 10.8%. Cash flow projections are based on current and projected charter rates and operating costs.
(5)One FPSO unit was written down its estimated fair value, which is a nominal amount, as the expected remaining cash flows generated by the unit is estimated to be offset by the costs to decommission and recycle the unit. Cash flow projections are based on current and projected charter rates as well as operating, decommissioning and recycling costs.

Summary of Financing Receivables	The following table includes the amortized cost basis of the Company's direct interests in financing receivables and net investment in direct financing leases by class of financing receivables and by period of origination and their associated credit quality.

	Amortized Cost Basis by Origination Year
	Credit Quality Grade (1)	2020	2018	2016	Prior to 2016	Total
As at September 30, 2020		$	$	$	$	$
Sales-type lease – Teekay Parent
Foinaven FPSO	Performing	15,453	—	—	—	15,453

Direct financing leases – Teekay LNG
Tangguh Hiri and Tangguh Sago	Performing	—	—	—	335,336	335,336
Bahrain Spirit	Performing	—	212,312	—	—	212,312
		—	212,312	—	335,336	547,648
Loans to equity-accounted joint ventures
Exmar LPG Joint Venture	Performing	—	—	—	52,266	52,266
Bahrain LNG Joint Venture	Performing	—	—	73,375	—	73,375
		—	—	73,375	52,266	125,641
		15,453	212,312	73,375	387,602	688,742

(1)The Company's credit quality grades are based on internal risk credit ratings whereby a credit quality grade of performing is consistent with a low likelihood of loss. The Company assesses the credit quality of its direct financing leases and loan to the Exmar LPG Joint Venture on whether there are no past due payments, no concessions granted to the counterparties and whether the Company is aware of any other information that would indicate that there is a material increase of likelihood of loss. The same policy is applied by the equity-accounted joint ventures. The Company assesses the credit quality of its loan to the Bahrain LNG Joint Venture based on whether there are any past due payments from the Bahrain LNG Joint Venture’s primary customer, whether the Bahrain LNG Joint Venture has granted any concessions to its primary customer and whether the Company is aware of any other information that would indicate that there is a material increase of likelihood of loss. As at September 30, 2020, all direct financing and sales-type leases held by Teekay LNG and Teekay LNG's equity-accounted joint ventures had a credit quality grade of performing.

Financing Receivable, Allowance for Credit Loss [Table Text Block]
Changes in the allowance for credit losses for the three and nine months ended September 30, 2020 are as follows:

	Direct financing and sales-type leases (1) $	Direct financing and sales-type leases and other within equity-accounted joint ventures (1) $	Loans to equity-accounted joint ventures (2) $	Guarantees of debt (3) $	Total $
As at January 1, 2020	11,155	36,292	3,714	2,139	53,300
Provision for potential credit losses	(100)	8,980	—	—	8,880
As at March 31, 2020	11,055	45,272	3,714	2,139	62,180
Provision for potential credit losses	465	(423)	83	(288)	(163)
As at June 30, 2020	11,520	44,849	3,797	1,851	62,017
Provision for potential credit losses	14,439	7,099	877	(285)	22,130
As at September 30, 2020	25,959	51,948	4,674	1,566	84,147

(1)The credit loss provision related to the lease receivable component of the net investment in direct financing and sales-type leases is based on an internal historical loss rate, as adjusted when asset specific risk characteristics of the existing lease receivables at the reporting date are not consistent with those used to measure the internal historical loss rate and as further adjusted when management expects current conditions and reasonable and supportable forecasts to differ from the conditions that existed to measure the internal historical loss rate. During the nine months ended September 30, 2020, two of Teekay LNG's LNG project counterparties maintained investment grade credit ratings. As such, the internal historical loss rate used to determine the credit loss provision at both January 1, 2020 and September 30, 2020 was adjusted downwards to reflect a lower risk profile for these two LNG projects at such dates compared to the average LNG project used to determine the internal historical loss rate. In addition, the internal historical loss rate was adjusted upwards for (a) one LNG project to reflect a lower credit rating for the counterparty, including consideration of the critical infrastructure nature of assets, and (b) a second LNG project to reflect a larger potential risk of loss given potential default as the vessels servicing this project have fewer opportunities for redeployment compared to Teekay LNG's other LNG carriers. The credit loss provision for the residual value component is based on a reversion methodology whereby the current estimated fair value of the vessel as depreciated to the end of the charter contract as compared to the expected carrying value, with such potential gain or loss on maturity being included in the credit loss provision in increasing magnitude on a straight-line basis the closer the contract is to its maturity. Risks related to the net investments in direct financing and sales-type leases consist of risks related to the underlying LNG projects and demand for LNG carriers at the end of the time-charter contracts. The provision for potential credit loss as at January 1, 2020 and September 30, 2020 has been developed in part based on Teekay LNG's understanding that LNG production is critical infrastructure.
The changes in credit loss provision for Teekay LNG's consolidated vessels for the three and nine months ended September 30, 2020 of $13.8 million and $14.2 million, respectively, are included in other expense and primarily reflects a decline in the estimated charter-free valuations for certain types of its LNG carriers at the end of their servicing time-charter contract which are accounted for as direct financing and sales-type leases. These estimated future charter-free values are subject to change from period to period based on based on the underlying LNG shipping market fundamentals. The changes in the credit loss provision for Teekay LNG's consolidated vessels for the three and nine months ended September 30, 2020 do not reflect any material changes in expectations of the charterers' ability to make their time-charter hire payments as they come due compared to the beginning of such periods.
The changes in credit loss provision of $7.1 million and $15.7 million for the three and nine months ended September 30, 2020, respectively, relating to the direct financing and sales-type leases and other within Teekay LNG's equity-accounted joint ventures are included in equity income and reflects a decline in the estimated charter-free valuations for certain types of LNG carriers at the end of their time-charter contract which are accounted for as direct financing and sales-type leases for the three months ended September 30, 2020, combined with the initial credit loss provision recognition upon commencement of the sales-type lease for the LNG regasification terminal and associated FSU in the Bahrain LNG Joint Venture in January 2020.
(2)The determination of the credit loss provision for such loans is based on their expected duration and on an internal historical loss rate of Teekay LNG and its affiliates, as adjusted when asset specific risk characteristics of the existing loans at the reporting date are not consistent with those used to measure the internal historical loss rate and as further adjusted when management expects current conditions and reasonable and supportable forecasts to differ from the conditions that existed to measure the internal historical loss rate. These two loans rank behind secured debt in each equity-accounted joint venture. As such, they are similar to equity in terms of risk. The Exmar LPG Joint Venture owns and charters-in LPG carriers with a primary focus on mid-size gas carriers. Their vessels are trading on the spot market or short-term charters. Adverse changes in the spot market for mid-size LPG carriers, as well as operating costs for such vessels, may impact the ability of the Exmar LPG Joint Venture to repay its loan to Teekay LNG. The Bahrain LNG Joint Venture owns an LNG receiving and regasification terminal in Bahrain. The ability of Bahrain LNG Joint Venture to repay its loan to Teekay LNG is primarily dependent upon the Bahrain LNG Joint Venture’s customer, a company owned by the Kingdom of Bahrain, fulfilling its obligations under the 20-year agreement, as well as the Bahrain LNG Joint Venture’s ability to operate the terminal in accordance with the agreed upon operating criteria.
(3)The determination of the credit loss provision for such guarantees was based on a probability of default and loss given default methodology. In determining the overall estimated loss from default as a percentage of the outstanding guaranteed share of secured loan facilities and finance leases, Teekay LNG considers current and future operational performance of the vessels securing the loan facilities and finance leases and current and future expectations of the proceeds that could be received from the sale of the vessels securing the loan facilities and finance leases in comparison to the outstanding principal amount of the loan facilities and finance leases if Teekay LNG was called on its guarantees.